UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 17, 2006

                            Global Gold Corporation
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                      02-69494                  13-3025550
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(State or other jurisdiction  (Commission File Number)  (IRS Identification No.)
     of incorporation)

               45 East Putnam Avenue, Greenwich, CT           06830
             ----------------------------------------      ----------
             (Address of principal executive offices)      (Zip Code)


        Registrant's telephone number, including area code (203) 422-2300



          (Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act
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 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
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 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240. 14d-2(b>>

 [ ] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c>>

 Item 8.01 Other Events.

     In a press release issued November 17, 2006, the Company announced an increase of gold production and the surpassing of previously anticipated drilling targets at the Tukhmanuk property in Armenia.



 Exhibit No.


 99.1 Press Release

                                   SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934,


 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 21, 2006

Global Gold Corporation

By: /s/ Drury J. Gallagher
        ------------------------
Name:   Drury J. Gallagher
Title: Chairman, Chief Executive
       Officer and Treasurer